UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2006

COMMERCIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

33-67254	65-0050176
(Commission File Number)	(IRS Employer Identification No.)

1550 S.W. 57th Avenue, Miami, Florida	33144
(Address of Principal Executive Offices)	(Zip Code)

(305) 267-1200
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 24, 2006 Commercial Bankshares, Inc., the parent holding company of Commercial Bank of Florida, announced a stock repurchase plan whereby up to $4 million can be used to buy shares of Commercial Bankshares, Inc. common stock in open market and negotiated transactions during the next 24 months.  This represents approximately 5% of the Company's $86 million in shareholders' equity as of July 31, 2006.

A copy of the press release is being furnished as exhibit 99.1 to this form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release, dated August 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL BANKSHARES, INC.

Date: August 25, 2006

/s/Barbara E. Reed
Barbara E. Reed
Senior Vice President and Chief Financial Officer